UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

                   CERTIFIED SHAREHOLDER REPORT OF REGISTERED
                         MANAGEMENT INVESTMENT COMPANIES

                 Investment Company Act file number: 811-02736
                 ---------------------------------------------

                       PETROLEUM & RESOURCES CORPORATION

--------------------------------------------------------------------------------
               (Exact name of registrant as specified in charter)

           7 Saint Paul Street, Suite 1140, Baltimore, Maryland 21202
--------------------------------------------------------------------------------
               (Address of principal executive offices) (Zip code)

                            Lawrence L. Hooper, Jr.
                      Petroleum & Resources Corporation
                             7 Saint Paul Street
                                 Suite 1140
                           Baltimore, Maryland  21202


Registrant's telephone number, including area code: 410-752-5900

Date of fiscal year end:  December 31, 2004

Date of reporting period: December 31, 2004

Item 1: Reports to Stockholders

                               2004 AT A GLANCE
--------------------------------------------------------------------------------



THE CORPORATION

.. a closed-end equity investment company emphasizing natural resources stocks
.. objectives:    preservation of capital
             reasonable income
             opportunity for capital gain
.. internally-managed
.. low expense ratio
.. low turnover

STOCK DATA (12/31/04)

                         NYSE Symbol.............. PEO
                         Market Price ......... $25.78
                         52-Week Range.. $21.95-$27.38
                         Discount ............... 8.5%
                         Shares Outstanding 21,979,676

SUMMARY FINANCIAL INFORMATION

                                                Year Ended December 31
                                                       2004         2003
       -----------------------------------------------------------------
       Net asset value per share               $      28.16 $      24.06
       Total net assets                         618,887,401  522,941,279
       Unrealized appreciation                  275,422,891  185,072,550
       Net investment income                      8,924,453    8,134,186
       Total realized gain                       18,979,327   17,219,079
       Total return (based on market value)           14.4%        30.8%
       Total return (based on net asset value)        23.3%        21.2%
       Expense ratio                                  0.56%        0.74%

       -----------------------------------------------------------------

2004 DIVIDENDS AND DISTRIBUTIONS

                                 Amount
             Paid              (per share) Type
             -----------------------------------------------------
             March 1, 2004        $0.07    Long-term capital gain
             March 1, 2004         0.02    Short-term capital gain
             March 1, 2004         0.04    Investment income
             June 1, 2004          0.13    Investment income
             September 1, 2004     0.13    Investment income
             December 27, 2004     0.79    Long-term capital gain
             December 27, 2004     0.14    Investment income

             -----------------------------------------------------
                                  $1.32

             -----------------------------------------------------

2005 ANNUAL MEETING OF STOCKHOLDERS

Location: The Radisson Hotel at Cross Keys, Baltimore, Maryland
Date: April 27, 2005
Time: 11:00 a.m.

                               PORTFOLIO REVIEW
--------------------------------------------------------------------------------



  TEN LARGEST PORTFOLIO HOLDINGS (12/31/04)

                                         Market Value % of Net Assets
           ----------------------------------------------------------
           Exxon Mobil Corp.             $ 53,823,000       8.7
           BP plc ADR                      35,040,000       5.7
           ChevronTexaco Corp.             32,818,750       5.3
           ConocoPhillips                  26,049,000       4.2
           Royal Dutch Petroleum Co. ADR   22,952,000       3.7
           Schlumberger Ltd.               18,746,000       3.0
           BJ Services Co.                 17,219,800       2.8
           General Electric Co.            16,600,200       2.7
           Devon Energy Corp.              15,468,365       2.5
           Equitable Resources Inc.        15,165,000       2.4
                                         ------------       ---
             Total                       $253,882,115          41.0%
                                         ------------       ---


  SECTOR WEIGHTINGS (12/31/04)

       [CHART]

Internationals          27.7%
Domestics                7.7%
Producers               12.4%
Distributors            15.5%
Services                11.3%
Basic Materials & Other  9.9%
Paper & Forest Products  3.2%
Cash & Equivalent       12.2%


                                                                             1

                       PETROLEUM & RESOURCES CORPORATION
--------------------------------------------------------------------------------



         Calendar  Market   Cumulative    Cumulative  Total   Total net
          Years    value   market value  market value market    asset
                     of     of capital    of income   value     value
                  original     gains      dividends
                   shares  distributions   taken in
                             taken in       shares
                              shares
         --------------------------------------------------------------
           1990   $ 9,280     $   463       $  375    $10,118  $11,512
           1991     9,601       1,015          752     11,368   12,276
           1992     9,324       1,547        1,045     11,916   13,056
           1993    10,155       2,311        1,501     13,967   15,057
           1994     9,324       2,729        1,799     13,852   14,726
           1995    10,432       3,747        2,505     16,684   18,612
           1996    12,836       5,427        3,609     21,872   23,342
           1997    13,479       6,664        4,261     24,404   27,723
           1998    11,313       6,627        4,073     22,013   24,651
           1999    11,911       8,220        4,788     24,919   30,505
           2000    15,130      12,186        6,576     33,892   40,568
           2001    12,997      11,817        6,130     30,944   32,843
           2002    10,626      10,540        5,533     26,699   29,204
           2003    13,152      14,342        7,427     34,921   35,392
           2004    14,282      16,876        8,775     39,933   43,620

           ILLUSTRATION OF AN ASSUMED 15 YEAR INVESTMENT OF $10,000
                                  (unaudited)

Investment income dividends and capital gains distributions are taken in additional shares. This chart covers the years 1990-2004. Fees for the reinvestment of interim dividends are assumed as 2% of the amount reinvested (maximum of $2.50) and commissions of $0.05 per share. There is no charge for reinvestment of year-end distributions. No adjustment has been made for any income taxes payable by stockholders on income dividends or on capital gains distributions or the sale of any shares. These results should not be considered representative of the dividend income or capital gain or loss which may be realized in the future.

                                    [CHART]







2

                            LETTER TO SHAREHOLDERS
--------------------------------------------------------------------------------


For the third consecutive year, the major energy indices outperformed the Dow Jones Industrial Average and the S&P 500 Index. In this annual report we share with you our performance for the past year and provide our current perspective on the energy markets.

THE YEAR IN REVIEW

Performance

Petroleum & Resources outperformed both the S&P 500 Index and the Dow Jones Industrial Average in 2004. Most of the investments in the Fund benefited from the surging demand and price environment for oil and gas. The return on net assets, including income and capital gains distributions for the calendar year, was an exceptional 23.3%, far surpassing the 10.9% return for the S&P 500 and the 5.3% return of the Dow Industrials. On a market value basis, the Fund's return was 14.4%. Strong supply/demand dynamics and the geopolitical turmoil in major oil-producing countries continued to drive oil and gas equities. Our cash position, non-energy holdings, and our positions in international companies not included in the Index caused us to lag the Dow Jones Energy Index for the entire year. Through December 17, 2004, the Fund's total return was 22.2% compared to the Energy Index's 28.3%. On December 20, Dow Jones discontinued publishing the Energy Index and established a new Oil and Gas Index in its place, with no representation of coal companies. For comparative purposes, in the remainder of this letter references to annual returns of the sectors of the Fund and the Dow Jones Energy Index will be for the year through December 17.

Following a strong rebound in the fourth quarter of 2003, energy stocks continued to outperform in 2004. The first quarter witnessed an increase in the Petroleum & Resources portfolio of 3.3% compared to a 1.7% rise in the S&P and a modest decline in the Dow Jones Industrial Average. Benefiting from the perception of supply constraints in the market and the drilling programs of the oil companies, oil service and equipment companies in our portfolio gained 16% in the quarter, besting the 13% return of the service subsector of the Dow Jones Energy Index. Within the Energy Index, the stronger performance shifted to exploration and production companies during the second quarter, providing a return of 13%. Strong demand and apparent supply constraints biased the stocks upward through the third quarter of the year. The hurricane season pressured an already tight supply/demand balance and drove energy prices higher in the second half of the year, with commodity prices peaking in October. Equity prices in general reflected the commodity move upward, but to a lesser degree. Companies focused primarily on finding and developing oil and gas reserves, however, experienced stock movements greater than the commodity prices. Our holdings in Amerada Hess, Burlington Resources and Devon each gained more than 57%. The larger, more diversified oil companies returned 21.8% during the same time period, with Exxon Mobil, ChevronTexaco and BP delivering the best performance of the international oil stocks in our portfolio. Our investments in the underperforming equities of Royal Dutch/Shell, which are not included in the Energy Index, were a significant drag on the portfolio's performance. Coal prices and stocks also rose during the year, reflecting rising demand and a strong pricing environment.

Pipelines continued to recover financially in 2004, resulting in a 21.7% increase in the pipeline stocks in the Energy Index and a 65% increase in our pipeline holdings. Utilities also participated in the move as their index rose 20.2% during the year and our holdings, led by utilities with exploration and production exposure, increased 22%. The final month of the year witnessed a correction in oil and gas prices. During December, energy stocks underperformed the general market due to an oil price decline of 11% and a 19% price correction in natural gas. Warm weather and sizable crude and product inventories tempered enthusiasm for oil and gas stocks as 2004 drew to a close. While increasing during the year, our chemical and paper holdings delivered returns lower than those provided by energy stocks. The materials sector of our portfolio gained 9% and industrial stocks, led by General Electric, returned 19%.

Oil Industry

At year-end 2003, our outlook for 2004 was for oil prices to settle in the upper end of the $22-$28 range and perhaps to correct more as OPEC production increased. This estimate seemed lofty at the time but was justified by low inventories and rising worldwide demand. However, tight crude and product inventories, stronger than anticipated demand, especially from China, and a large speculative market all conspired to drive oil prices higher than we and most other analysts anticipated. The actual average price realization in 2004 for oil was $41.25 per barrel.

The year was characterized by volatility and extremes. The early months of the year saw a trading range for crude oil of $32-$36 per barrel due to a tight crude oil market, low inventories and the OPEC resolution to lower its production quota. Demand both in China and in the U.S. gasoline market influenced the upward move in oil prices. Unrest in Iraq and other countries such as Nigeria, Venezuela and Saudi Arabia contributed to the speculative component of the crude price.

As the year progressed, OPEC increased the quota three times, to a level of 27 million barrels per day by November. Production levels exceeded quotas for most of the year but record prices for crude and gasoline

                                                                             3

                      LETTER TO SHAREHOLDERS (CONTINUED)
--------------------------------------------------------------------------------


continued. The low U.S. crude inventories were not replenished early in the year and the severe hurricane season exacerbated the domestic crude supply problem. Hurricanes Charley, Frances and Ivan inflicted severe damage on the Gulf Coast and caused major delays in oil shipments and the temporary shutdown of refineries. While the oil production losses along the coast were minimal, the incremental disruption to supply only brought more pressure to bear on the markets. Compounding the hurricane season's effect was the news that Russia's biggest oil-exporting company, Yukos, might be forced to halt operations due to tax debts. The tight oil markets could not absorb the potential Yukos loss, as it supplied 2% of the world market. By the final quarter of the year, these new pressures, added to strong demand, the uncertain flow of oil exports from Iraq, Venezuelan political instability and a Nigerian labor strike all converged on the markets. The benchmark for U.S. crude, West Texas Intermediate, soared to $55 per barrel on October 22. Since that peak, higher OPEC output, warm East Coast weather, and the return to production of a large portion of the Gulf of Mexico combined to replenish U.S. crude oil inventories. Prices corrected and ended the year at $42.15 per barrel, 33% higher than the start of the year. Petroleum product prices such as gasoline also set record prices and, despite the decline in December, ended the year 20% higher than at the beginning of the year.

Natural Gas and Coal

Natural gas prices increased during 2004 but to a much lesser extent than crude and averaged $5.89 per thousand cubic feet for the year, or a 10% increase over the prior year. Prices spiked early in the year as cold weather and expectations for strong industrial demand prevailed. Helped by crude oil prices, natural gas sustained mid $5 per thousand cubic feet pricing despite weather not being much of a factor and healthy inventory levels as the winter heating season ended. Long term concern regarding U.S. natural gas production continues to be reflected in pricing. The domestic industry has not experienced incremental production increases in recent years despite active drilling programs. The marginal cost to produce natural gas rose during 2004, reflecting the continued maturation of the North American producing base. Liquefied natural gas (LNG) imports, though still representing less than 2% of U.S. gas demand, increased during the year. Natural gas pricing drifted lower during the early summer months until the frequency and severity of hurricanes curtailed output in the Gulf of Mexico. Since approximately 30% of North American gas production is from the Gulf Region, the hurricane-related shutdowns had an immediate impact. While most of the lost production was temporary, the concern over the lack of spare production capacity was heightened. Prices remained strong into the beginning of the heating season and closed the year just over $6 per thousand cubic feet. Coal prices increased again in 2004, with spot prices almost double those of 2002. Improved supply/demand conditions in key producing regions led to the increases both in spot and contract prices, especially in the Northern and Central Appalachian basins.

INVESTMENT RESULTS

Net assets of the Corporation on December 31, 2004 were $618,887,401 or $28.16 per share on 21,979,676 shares outstanding. This compares with $522,941,279 or $24.06 per share on 21,736,777 shares outstanding a year earlier.

Net investment income for 2004 was $8,924,453 compared to $8,134,186 for 2003. These earnings are equivalent to $0.41 and $0.38 per share, respectively, on the average number of shares outstanding throughout each year. In 2004, our 0.56% expense ratio (expenses to average net assets) was once again at a low level compared to the industry.

Net realized gains amounted to $18,979,327 during the year, while the unrealized appreciation on investments increased from $185,072,550 at December 31, 2003 to $275,422,891 at year end, a 49% increase.

DIVIDENDS AND DISTRIBUTIONS

Total dividends and distributions paid in 2004 were $1.32 per share compared to $1.19 in 2003. As announced on November 13, 2004, a year-end distribution consisting of investment income of $0.14 and capital gains of $0.79 was made on December 27, 2004, both realized and taxable in 2004. On January 13, 2005, an additional distribution of $0.13 per share was declared payable March 1, 2005, representing the balance of undistributed net investment income and capital gains earned in 2004 and an initial distribution from 2005 net investment income, all taxable to shareholders in 2005.

OUTLOOK FOR 2005

Crude Oil

The relentless rise in commodity prices, particularly oil and gas, has contributed to strong stock performance in the energy industry for the past three years. Many of the factors that contributed to the rise in prices are still in effect. However, the initial move in crude prices in 2005 was a $3 decline as inventories were high and weather, especially in the Northeast, was warm, resulting in less use of home heating fuels. OPEC (excluding Iraq) entered the year promising to curtail production to prevent significant inventory builds. The organization will meet early in the year to

4

                      LETTER TO SHAREHOLDERS (CONTINUED)
--------------------------------------------------------------------------------


determine the appropriate quota necessary to maintain a desired price level. While the official price range is lower, it is believed that a U.S. price below $40 will trigger a quota reduction. Supply from Russia and the changes within Yukos and the Russian government will influence worldwide supply. Supply changes due to conflicts and disruptions in the Middle East, Nigeria and Venezuela cannot currently be quantified but the premium to normalized oil prices resulting from the uncertainty will remain. Worldwide demand growth is expected to remain strong. China accounted for 40% of the incremental demand last year and the sustainability of growth in China, as well as India and other growth markets, is crucial to supporting high oil prices. Current robust demand and the lack of increases in productive capacity, combined with the unknown geopolitical issues, contribute to a strong price outlook. U.S. demand remains strong despite the jump in crude and gasoline prices. However, a slowdown in China is likely, especially in the second half of 2005, and OPEC's compliance with its quotas may again set the price. Our 2005 outlook for oil prices is a wide range of $35-$40 for the year. If Saudi Arabia defends the market coincident with terrorist threats and other supply disruptions threatening the supply/demand balance, the near term floor price is likely to be $30 per barrel, a figure which used to be considered high.

Natural Gas and Coal

Prices for natural gas early in the year will be significantly influenced by weather. Inventories are abundant and the absence of cold weather in the Northeast is creating pressure on the commodity. One year ago, natural gas prices were approximately $1 lower and the weather was much colder, reflecting the correlation to crude oil pricing. The lack of new sources of gas entering the supply stream and rising costs for developing new supplies provide support for current prices. Exploration and production companies will continue to spend for new reserves at the same time the larger integrated companies are concentrating on LNG projects. Over the next year, natural gas volumes and pricing will vary with crude prices, weather and inventory levels. Our estimate is for a slightly lower gas price this year, dropping to $5.75 for an average as compared to $5.89 for 2004. An anticipated pickup in industrial demand should offset lower weather-related demand. Coal prices should remain strong throughout the year as prices reflect strong demand. Underinvestment in coal facilities as well as complex permitting procedures slowed the investment in reserve development in recent years. The pricing environment will reflect that dynamic as economic growth, especially from the steel industry, pressures prices during the next year. Longer term, the comparative cost advantage of coal versus oil and gas should provide a strong operating environment for coal.

In anticipation of lower average prices for oil and natural gas, we have reduced our holdings in a number of the exploration and development companies, whose performance is generally more tied to commodity prices. Investments have been redirected to international and domestic integrated companies as well as oil service companies. The large integrated companies should report lesser declines in income due to lower oil prices. The drillers and service companies are expected to continue to benefit from higher levels of exploration activity both domestically and abroad. We have avoided many basic materials stocks due to the volatility of metal and other materials prices. As these begin to stabilize at reasonable levels, there may be opportunities to invest more in the sector.

As noted, investment returns from the energy sector have been exceptional for three years in a row. After a long period of under-appreciation by investors, valuations are now more appropriate given the prospects of the companies. We expect strong earnings from the sector in 2005, barring unforeseen events, and therefore the stocks should perform reasonably well. General market returns are expected to be in the 7-10% range for the year; we anticipate that for the fourth year in a row the energy sector will do as well as, if not better than, the market as a whole.

SHARE REPURCHASE PROGRAM

On December 9, 2004, the Board of Directors authorized the repurchase by management of an additional 5% of the outstanding shares of the Corporation over the ensuing year. The repurchase program is subject to the restriction that shares can only be repurchased when the discount of the market price of the shares from the net asset value is 6.5% or greater.

From the beginning of 2005 through January 20, 2005, 13,500 shares have been repurchased under the program.

                                  ----------

The proxy statement for the Annual Meeting of Stockholders to be held in Baltimore, Maryland on April 27, 2005, is expected to be mailed on or about March 15, 2005.

By order of the Board of Directors,

             /s/ Douglas G. Ober
             Douglas G. Ober,

             Chairman, President and
             Chief Executive Officer

January 21, 2005

                                                                             5

                      STATEMENT OF ASSETS AND LIABILITIES
--------------------------------------------------------------------------------

                               December 31, 2004


Assets
Investments* at value:
  Common stocks and convertible securities
    (cost $295,546,819)                                       $571,166,010
  Short-term investments (cost $47,946,427)                     47,946,427
  Securities lending collateral (cost $28,685,423)              28,685,423 $647,797,860
---------------------------------------------------------------------------
Cash                                                                            243,619
Dividends and interest receivable                                               675,530
Prepaid pension cost                                                            985,707
Prepaid expenses and other assets                                               475,140
---------------------------------------------------------------------------------------
      Total Assets                                                          650,177,856
---------------------------------------------------------------------------------------
Liabilities
Open written option contracts at value (proceeds $371,450)                      567,750
Obligations to return securities lending collateral                          28,685,423
Accrued expenses and other liabilities                                        2,037,282
---------------------------------------------------------------------------------------
      Total Liabilities                                                      31,290,455
---------------------------------------------------------------------------------------
      Net Assets                                                           $618,887,401
---------------------------------------------------------------------------------------

Net Assets
Common Stock at par value $1.00 per share, authorized
  50,000,000 shares; issued and outstanding 21,979,676 shares              $ 21,979,676
Additional capital surplus                                                  318,979,253
Undistributed net investment income                                             746,047
Undistributed net realized gain on investments                                1,759,534
Unrealized appreciation on investments                                      275,422,891
---------------------------------------------------------------------------------------
      Net Assets Applicable to Common Stock                                $618,887,401
---------------------------------------------------------------------------------------
      Net Asset Value Per Share of Common Stock                                  $28.16
---------------------------------------------------------------------------------------

* See schedule of investments on pages 13 through 15.

The accompanying notes are an integral part of the financial statements.

6

Investment Income
  Income:
    Dividends                                                      $ 11,213,106
    Interest and other income                                           867,476
-------------------------------------------------------------------------------
      Total income                                                   12,080,582
-------------------------------------------------------------------------------
  Expenses:
    Investment research                                               1,289,464
    Administration and operations                                       699,039
    Directors' fees                                                     273,875
    Reports and stockholder communications                              220,322
    Transfer agent, registrar and custodian expenses                    159,345
    Auditing and accounting services                                     81,728
    Legal services                                                       70,300
    Occupancy and other office expenses                                 146,979
    Travel, telephone and postage                                        64,637
    Other                                                               150,440
-------------------------------------------------------------------------------
      Total expenses                                                  3,156,129
-------------------------------------------------------------------------------
      Net Investment Income                                           8,924,453
-------------------------------------------------------------------------------

Realized Gain and Change in Unrealized Appreciation on Investments
  Net realized gain on security transactions                         18,979,327
  Change in unrealized appreciation on investments                   90,350,341
-------------------------------------------------------------------------------
      Net Gain on Investments                                      109,329,668
-------------------------------------------------------------------------------
Change in Net Assets Resulting from Operations                     $118,254,121
-------------------------------------------------------------------------------

The accompanying notes are an integral part of the financial statements.

                                                                             7

                      STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------


                                                                   For the Year Ended
                                                               --------------------------
                                                               Dec. 31, 2004 Dec. 31, 2003
------------------------------------------------------------------------------------------
From Operations:
  Net investment income                                        $  8,924,453  $  8,134,186
  Net realized gain on investments                               18,979,327    17,219,079
  Change in unrealized appreciation on investments               90,350,341    66,291,943
------------------------------------------------------------------------------------------
      Change in net assets resulting from operations            118,254,121    91,645,208
------------------------------------------------------------------------------------------

Distributions to Stockholders From:
  Net investment income                                          (9,536,803)   (8,108,325)
  Net realized gain from investment transactions                (19,037,472)  (17,260,893)
------------------------------------------------------------------------------------------
      Decrease in net assets from distributions                 (28,574,275)  (25,369,218)
------------------------------------------------------------------------------------------

From Capital Share Transactions:
  Value of shares issued in payment of distributions              9,629,174     9,783,141
  Cost of shares purchased (note 4)                              (3,362,898)   (4,393,315)
------------------------------------------------------------------------------------------
      Change in net assets from capital share transactions        6,266,276     5,389,826
------------------------------------------------------------------------------------------
      Total Increase in Net Assets                               95,946,122    71,665,816

Net Assets:
  Beginning of year                                             522,941,279   451,275,463
------------------------------------------------------------------------------------------
  End of year (including undistributed net investment
    income of $746,047 and $1,500,752, respectively)           $618,887,401  $522,941,279
------------------------------------------------------------------------------------------

The accompanying notes are an integral part of the financial statements.

8

                         NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------


1. SIGNIFICANT ACCOUNTING POLICIES

Petroleum & Resources Corporation (the Corporation) is registered under the Investment Company Act of 1940 as a non-diversified investment company. The Corporation's investment objectives as well as the nature and risk of its investment transactions are set forth in the Corporation's registration statement.

Security Valuation -- Investments in securities traded on national securities exchanges are valued at the last reported sale price on the day of valuation. Over-the-counter and listed securities for which a sale price is not available are valued at the last quoted bid price. Short-term investments (excluding purchased options) are valued at amortized cost. Purchased and written options are valued at the last quoted asked price.

Security Transactions And Investment Income -- Investment transactions are accounted for on the trade date. Gain or loss on sales of securities and options is determined on the basis of identified cost. Dividend income and distributions to shareholders are recognized on the ex-dividend date, and interest income is recognized on the accrual basis.

2. FEDERAL INCOME TAXES

The Corporation's policy is to distribute all of its taxable income to its shareholders in compliance with the requirements of the Internal Revenue Code applicable to regulated investment companies. Therefore, no federal income tax provision is required. For federal income tax purposes, the identified cost of securities at December 31, 2004 was $372,148,846, and net unrealized appreciation aggregated $275,649,014, of which the related gross unrealized appreciation and depreciation were $283,381,833 and $7,732,819, respectively. As of December 31, 2004, the tax basis of distributable earnings was $1,031,243 of undistributed ordinary income and $1,296,861 of undistributed long-term capital gain.

Distributions paid by the Corporation during the year ended December 31, 2004 were classified as ordinary income of $9,971,538 and capital gain of $18,602,737. In comparison, distributions paid by the Corporation during the year ended December 31, 2003 were classified as ordinary income of $8,321,192 and capital gain of $17,048,026. The distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. Accordingly, periodic reclassifications are made within the Corporation's capital accounts to reflect income and gains available for distribution under income tax regulations.

3. INVESTMENT TRANSACTIONS

The Corporation's investment decisions are made by a committee, and no one person is primarily responsible for making recommendations to that committee.

Purchases and sales of portfolio securities, other than options and short-term investments, during the year ended December 31, 2004 were $72,588,871 and $67,947,551, respectively. Options may be written (sold) or purchased by the Corporation. The Corporation, as writer of an option, bears the market risk of an unfavorable change in the price of the security underlying the written option. The risk associated with purchasing an option is limited to the premium originally paid. A schedule of outstanding option contracts as of December 31, 2004 can be found on page 16.

Transactions in written covered call and collateralized put options during the year ended December 31, 2004 were as follows:

                                 Covered Calls     Collateralized Puts
                              -------------------  -------------------
                              Contracts  Premiums  Contracts  Premiums
                              --------- ---------  --------- ---------
        Options outstanding,
         December 31, 2003        550   $  62,932      350   $  36,992
        Options written         4,765     609,394    3,677     429,651
        Options terminated in
         closing purchase
         transactions            (600)    (79,048)     (70)    (10,990)
        Options expired        (1,940)   (220,157)  (2,337)   (272,377)
        Options exercised      (1,225)   (168,954)    (150)    (15,993)
        ---------------------------------------------------------------
        Options outstanding,
         December 31, 2004      1,550   $ 204,167    1,470   $ 167,283
        ---------------------------------------------------------------

4. CAPITAL STOCK

The Corporation has 5,000,000 authorized and unissued preferred shares without par value.

On December 27, 2003, the Corporation issued 450,110 shares of its Common Stock at a price of $21.735 per share (the average market price on December 8, 2003) to stockholders of record November 24, 2003 who elected to take stock in payment of the distribution from 2003 capital gain and investment income.

On December 27, 2004, the Corporation issued 380,149 shares of its Common Stock at a price of $25.33 per share (the average market price on December 13, 2004) to stockholders of record November 23, 2004 who elected to take stock in payment of the distribution from 2004 capital gain and investment income.

The Corporation may purchase shares of its Common Stock from time to time at such prices and amounts as the Board of Directors may deem advisable.

Transactions in Common Stock for 2004 and 2003 were as follows:

                                    Shares                 Amount
                              ------------------  ------------------------
                                2004      2003        2004         2003
                              --------  --------  -----------  -----------
     Shares issued in payment
      of distributions         380,149   450,110  $ 9,629,174  $ 9,783,141
     Shares purchased
      (at an average discount
      from net asset value of
      8.0% and 8.2%,
      respectively)           (137,250) (223,400)  (3,362,898)  (4,393,315)
     ----------------------------------------------------------------------
     Net change                242,899   226,710  $ 6,266,276  $ 5,389,826
     ----------------------------------------------------------------------

                                                                             9

                   NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------



The Corporation has an employee incentive stock option and stock appreciation rights plan which provides for the issuance of options and stock appreciation rights for the purchase of up to 895,522 shares of the Corporation's Common Stock at 100% of the fair market value at date of grant. Options are exercisable beginning not less than one year after the date of grant and extend and vest over ten years from the date of grant. Stock appreciation rights are exercisable beginning not less than two years after the date of grant and extend over the period during which the option is exercisable. The stock appreciation rights allow the holders to surrender their rights to exercise their options and receive cash or shares in an amount equal to the difference between the option price and the fair market value of the common stock at the date of surrender.

Under the plan, the exercise price of the options and related stock appreciation rights is reduced by the per share amount of capital gain paid by the Corporation during subsequent years. At the beginning of 2004, there were 129,447 options outstanding with a weighted average exercise price of $18.35 per share. During 2004, the Corporation granted options, including stock appreciation rights, for 19,241 shares of Common Stock with an original weighted average exercise price of $22.86 per share. During the year, stock appreciation rights relating to 20,145 stock option shares were exercised at a weighted average market price of $25.31 per share and the stock options relating to these rights which had a weighted average exercise price of $13.00 per share were cancelled. At December 31, 2004, there were outstanding exercisable options to purchase 42,060 common shares at $10.04-$23.65 per share (weighted average price of $18.25) and unexercisable options to purchase 86,483 common shares at $14.26-$23.65 per share (weighted average price of $19.08). The weighted average remaining contractual life of outstanding exercisable and unexercisable options was 5.32 years and 6.18 years, respectively. The total compensation expense recognized in 2004 for the stock option and stock appreciation rights plan was $435,091. At December 31, 2004, there were 260,373 shares available for future option grants.

In December 2004, the Financial Accounting Standards Board revised the Statement of Financial Accounting Standards No. 123, Share-Based Payment which establishes standards for the accounting for transactions in which an entity exchanges its equity instruments for goods or services. It also addresses transactions in which an entity incurs liabilities in exchange for goods or services that are based on the fair value of the entity's equity instruments or that may be settled by the issuance of those equity instruments. Currently, the Corporation recognizes compensation cost for a stock option award over the award's vesting period. The revised FAS 123 is effective as of the beginning of the first interim or annual reporting period that begins after June 15, 2005. The Corporation is currently evaluating the impact it will have on its operations and financial statements.

5. RETIREMENT PLANS

The Corporation provides retirement benefits for its employees under a non-contributory qualified defined benefit pension plan and a non-contributory nonqualified defined benefit pension plan. The benefits are based on years of service and compensation during the last five years of employment.

The Corporation uses a December 31 measurement date for its plans.

                                                       2004         2003
                                                   -----------  -----------
    Change in benefit obligation
    Benefit obligation at beginning of year        $ 3,989,256  $ 4,675,724
    Service cost                                       137,080      141,454
    Interest cost                                      245,422      269,838
    Actuarial loss                                     270,897      481,246
    Benefits paid                                     (123,287)  (1,579,006)
    ------------------------------------------------------------------------
    Benefit obligation at end of year              $ 4,519,368  $ 3,989,256
    ------------------------------------------------------------------------

    Change in plan assets
    Fair value of plan assets at beginning of year $ 2,749,114  $ 3,861,986
    Actual return on plan assets                       243,186      427,261
    Employer contribution                              636,675       38,873
    Benefits Paid                                     (123,287)  (1,579,006)
    ------------------------------------------------------------------------
    Fair value of plan assets at end of year       $ 3,505,688  $ 2,749,114
    ------------------------------------------------------------------------

    Funded status                                  $(1,013,680) $(1,240,142)
    Unrecognized net loss                            1,332,884    1,221,107
    Unrecognized prior service cost                    178,830      236,681
    ------------------------------------------------------------------------
    Net amount recognized                          $   498,034  $   217,646
    ------------------------------------------------------------------------

Amounts recognized in the statement of assets and liabilities consist of:

                                           2004       2003
                                        ---------  ---------
                  Prepaid pension cost  $ 985,707  $ 731,021
                  Accrued pension cost   (487,673)  (513,375)
                  -------------------------------------------
                  Net amount recognized $ 498,034  $ 217,646
                  -------------------------------------------

The accumulated benefit obligation for all defined benefit pension plans was $3,533,866 and $3,055,084 at December 31, 2004, and 2003, respectively.

                                                    2004       2003
                                                 ---------  ---------
         Components of net periodic pension cost
         Service cost                            $ 137,080  $ 141,454
         Interest cost                             245,422    269,838
         Actual return on plan assets             (243,186)  (427,261)
         Amortization of prior service cost         57,851     57,851
         Amortization of net loss                  132,729    164,748
         Deferred asset gain                        26,391    192,147
         -------------------------------------------------------------
         Net periodic pension cost               $ 356,287  $ 398,777
         -------------------------------------------------------------

10

                   NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------



              Assumptions used to determine benefit obligations and
              costs are:
                                                        2004  2003
                                                        ----- -----
              Discount rate                             5.75% 6.25%
              Expected long-term return on plan assets  8.00% 8.00%
              Rate of compensation increase             7.00% 7.00%

The assumption for the expected long-term return on plan assets is based on the actual long-term historical returns realized by the plan assets, weighted according to the current asset mix.

The asset allocations at December 31, 2004 and 2003, by asset category are as follows:

                                                       2004 2003
                                                       ---- ----
               Asset Category
               Equity Securities & Equity Mutual Funds  71%  74%
               Fixed Income Mutual Funds                25%  25%
               Cash                                      4%   1%

Equity securities include Common Stock of The Adams Express Company, the Corporation's non-controlled affiliate, in the amount of $201,285 (6% of total plan assets) and $180,012 (7% of total plan assets) at December 31, 2004, and 2003, respectively.

The primary objective of the Corporation's pension plan is to provide capital appreciation, current income, and preservation of capital through a portfolio of stocks and fixed income securities. The equity portion of the portfolio may range from 50% to 75% of total portfolio assets. The fixed income portion of the portfolio may range from 25% to 50% of total portfolio assets and cash may range from 0% to 25% of total portfolio assets. Subject to these allocation ranges, the portfolio may be invested in any of the following securities: common stocks, preferred stocks, American Depository Receipts, foreign securities, mutual funds, convertible securities, municipal bonds, corporate bonds, US government securities and US government agency securities.

The Corporation's policy is to contribute annually to the plans those amounts that can be deducted for federal income tax purposes, plus additional amounts as the Corporation deems appropriate in order to provide assets sufficient to meet benefits to be paid to plan participants. The Corporation anticipates making contributions in the amount of approximately $630,000 to the plans in 2005.

The following benefit payments, which reflect expected future service, are expected to be paid:

                                        Pension Benefits
                                        ----------------
                        2005               $  122,179
                        2006                  191,811
                        2007                  194,682
                        2008                  306,401
                        2009                  299,797
                        Years 2010-2014     1,592,920

The Corporation also sponsors a defined contribution plan that covers substantially all employees. The Corporation expensed contributions of $56,822 and $58,965 for the years ended December 31, 2004 and December 31, 2003, respectively. The Corporation does not provide postretirement medical benefits.

6. EXPENSES

The amount of accrued expenses at December 31, 2004 for employees and former employees of the Corporation was $1,669,127. Aggregate remuneration paid or accrued during the year ended December 31, 2004 to key employees and directors amounted to $1,672,549.

7. PORTFOLIO SECURITIES LOANED

The Corporation makes loans of securities to brokers, secured by cash, U.S. Government securities, or bank letters of credit. The Corporation accounts for securities lending transactions as secured financing and receives compensation in the form of fees or retains a portion of interest on the investment of any cash received as collateral. The Corporation also continues to receive interest or dividends on the securities loaned. The loans are secured by collateral of at least 102%, at all times, of the fair value of the securities loaned plus accrued interest. At December 31, 2004, the Corporation had securities on loan of $27,480,851, and held collateral of $28,685,423, consisting of a money market fund.

                                                                             11

                             FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------


                                                                   Year Ended December 31
                                                       ----------------------------------------------
                                                         2004     2003         2002     2001     2000
-----------------------------------------------------------------------------------------------------
Per Share Operating Performance
  Net asset value, beginning of year                     $24.06   $20.98     $24.90   $32.69   $26.32
-----------------------------------------------------------------------------------------------------
    Net investment income                                  0.41     0.38       0.42     0.49     0.37
    Net realized gains and change in
      unrealized appreciation                              5.05     3.89     (3.20)   (6.81)     7.67
-----------------------------------------------------------------------------------------------------
  Total from investment operations                         5.46     4.27     (2.78)   (6.32)     8.04
-----------------------------------------------------------------------------------------------------

  Less distributions
    Dividends from net investment income                 (0.44)   (0.38)     (0.43)   (0.43)   (0.39)
    Distributions from net realized gains                (0.88)   (0.81)     (0.68)   (1.07)   (1.35)
-----------------------------------------------------------------------------------------------------
  Total distributions                                    (1.32)   (1.19)     (1.11)   (1.50)   (1.74)
-----------------------------------------------------------------------------------------------------
    Capital share repurchases                              0.01     0.02       0.01     0.06     0.28
    Reinvestment of distributions                        (0.05)   (0.02)     (0.04)   (0.03)   (0.21)
-----------------------------------------------------------------------------------------------------
  Total capital share transactions                       (0.04)     0.00     (0.03)     0.03     0.07
-----------------------------------------------------------------------------------------------------
  Net asset value, end of year                           $28.16   $24.06     $20.98   $24.90   $32.69
-----------------------------------------------------------------------------------------------------
  Per share market price, end of year                    $25.78   $23.74     $19.18   $23.46   $27.31
-----------------------------------------------------------------------------------------------------

Total Investment Return
  Based on market price                                   14.4%    30.8%    (13.7)%   (8.7)%    36.1%
  Based on net asset value                                23.3%    21.2%    (11.1)%  (19.0)%    33.1%
Ratios/Supplemental Data
  Net assets, end of year (in 000's)                   $618,887 $522,941   $451,275 $526,492 $688,173
  Ratio of expenses to average net assets                 0.56%    0.74%      0.49%    0.35%    0.59%
  Ratio of net investment income to average net assets    1.58%    1.75%      1.84%    1.67%    1.24%
  Portfolio turnover                                     13.44%   10.20%      9.69%    6.74%    7.68%
  Number of shares outstanding at end of year
    (in 000's)                                           21,980   21,737     21,510   21,148   21,054
-----------------------------------------------------------------------------------------------------


12

                            SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------

                               December 31, 2004



                                                   Shares    Value (A)
       -----------------------------------------------------------------
       Stocks and Convertible Securities -- 92.3%
         Energy -- 79.8%
           Internationals -- 25.7%
             BP plc ADR..........................   600,000 $ 35,040,000
             ChevronTexaco Corp..................   625,000   32,818,750
             Exxon Mobil Corp.................... 1,050,000   53,823,000
             Royal Dutch Petroleum Co. ADR.......   400,000   22,952,000
             Total S.A. ADR (B)..................   130,000   14,279,200
                                                            ------------
                                                             158,912,950
                                                            ------------
           Domestics -- 9.4%
             Amerada Hess Corp...................   100,000    8,238,000
             ConocoPhillips......................   300,000   26,049,000
             Kerr-McGee Corp.....................   177,153   10,237,672
             Murphy Oil Corp.....................   172,700   13,893,715
                                                            ------------
                                                              58,418,387
                                                            ------------
           Producers -- 15.3%
             Apache Corp.........................   190,000    9,608,300
             Burlington Resources Inc............   266,800   11,605,800
             Devon Energy Corp...................   397,440   15,468,365
             EOG Resources, Inc..................   180,000   12,844,800
             Noble Energy, Inc. (B)..............   215,000   13,256,900
             Occidental Petroleum Corp...........   200,000   11,672,000
             Pioneer Natural Resources Co........   316,000   11,091,600
             XTO Energy Inc......................   250,000    8,845,000
                                                            ------------
                                                              94,392,765
                                                            ------------
           Distributors -- 15.4%
             AGL Resources Inc...................   250,000    8,310,000
             Aquila Inc. (B) (C)................. 2,000,000    7,380,000
             Duke Energy Corp. (B)...............   217,624    5,512,416
             Energen Corp........................   200,000   11,790,000
             Equitable Resources Inc.............   250,000   15,165,000
             Keyspan Corp........................   188,500    7,436,325
             MDU Resources Group, Inc............   250,000    6,670,000
             National Fuel Gas Co................   200,000    5,668,000
             New Jersey Resources Corp...........   277,500   12,026,850
             Questar Corp........................   200,000   10,192,000
             Williams Companies, Inc.............   320,000    5,212,800
                                                            ------------
                                                              95,363,391
                                                            ------------

                                                                             13

                      SCHEDULE OF INVESTMENTS (CONTINUED)
--------------------------------------------------------------------------------

                               December 31, 2004


                                                     Shares   Value (A)
       ------------------------------------------------------------------
           Services -- 14.0%
             Baker Hughes, Inc...................... 130,000 $  5,547,100
             BJ Services Co......................... 370,000   17,219,800
             GlobalSantaFe Corp..................... 255,000    8,443,050
             Grant Prideco Inc. (C)................. 308,000    6,175,400
             Nabors Industries Ltd. (C)............. 215,000   11,027,350
             Noble Corp. (C)........................ 185,000    9,201,900
             Schlumberger Ltd....................... 280,000   18,746,000
             Weatherford International, Ltd. (C).... 205,000   10,516,500
                                                             ------------
                                                               86,877,100
                                                             ------------
         Basic Industries -- 12.5%
           Basic Materials & Other -- 10.1%
             Air Products and Chemicals, Inc........ 125,000    7,246,250
             Aqua America, Inc...................... 315,000    7,745,850
             Arch Coal Inc. (B)..................... 100,000    3,554,000
             Consol Energy Inc...................... 158,700    6,514,635
             duPont (E.I.) de Nemours and Co........ 175,000    8,583,750
             General Electric Co.................... 454,800   16,600,200
             Martin Marietta Materials, Inc.........  66,400    3,563,024
             Rohm & Haas Co......................... 200,000    8,846,000
                                                             ------------
                                                               62,653,709
                                                             ------------
           Paper and Forest Products -- 2.4%
             OfficeMax, Inc......................... 285,013    8,943,708
             Smurfit-Stone Container Corp. (C)...... 300,000    5,604,000
                                                             ------------
                                                               14,547,708
                                                             ------------
       Total Stocks and Convertible Securities
         (Cost $295,546,819) (D)....................         $571,166,010
                                                             ------------


14

                      SCHEDULE OF INVESTMENTS (CONTINUED)
--------------------------------------------------------------------------------

                               December 31, 2004



                                                                      Prin. Amt.    Value (A)
-----------------------------------------------------------------------------------------------
Short-Term Investments -- 7.7%
  U.S. Government Obligations -- 2.4%
    U.S. Treasury Bills, 2.00%, due 2/17/05.......................... $15,000,000 $ 14,960,833
                                                                                  ------------
  Commercial Paper -- 5.3%
    AIG Funding, Inc., 2.28%, due 1/11/05............................   4,115,000    4,112,394
    American General Finance, Inc., 2.29-2.31%, due 1/18/05-1/20/05..   5,250,000    5,243,861
    Caterpillar Financial Services Corp., 2.24%, due 1/27/05.........   5,875,000    5,865,496
    ChevronTexaco Funding Corp., 2.20%, due 1/13/05..................     750,000      749,450
    General Electric Capital Corp., 2.10-2.21%, due 1/4/05-1/25/05...   6,300,000    6,295,478
    GMAC MINT, 2.34%, due 1/13/05....................................   6,000,000    5,995,320
    Toyota Motor Credit Corp., 2.14%, due 1/6/05.....................   4,725,000    4,723,595
                                                                                  ------------
                                                                                    32,985,594
                                                                                  ------------

Total Short-Term Investments
  (Cost $47,946,427).................................................               47,946,427
                                                                                  ------------
Securities Lending Collateral -- 4.6%
  Money Market Fund
    BNY Institutional Cash Reserves Fund, 2.35%, due 1/3/05..........               28,685,423
                                                                                  ------------
Total Securities Lending Collateral
  (Cost $28,685,423).................................................               28,685,423
                                                                                  ------------

Total Investments -- 104.6%
  (Cost $372,178,669)................................................              647,797,860
    Cash, receivables and other assets, less liabilities -- (4.6)%...              (28,910,459)
                                                                                  ------------
Net Assets -- 100%...................................................             $618,887,401

--------------------------------------------------------------------------------
Notes:
(A) See note 1 to financial statements. Securities are listed on the New York Stock Exchange, the American Stock Exchange, or the NASDAQ.
(B) All or a portion of these securities are on loan. See Note 7 to Financial Statements.
(C) Presently non-dividend paying.
(D) The aggregate market value of stocks held in escrow at December 31, 2004 covering open call option contracts written was $9,751,000. In addition, the required aggregate market value of securities segregated by the custodian to collaterize open put option contracts written was $6,535,000.


                                                                             15

                   SCHEDULE OF OUTSTANDING OPTION CONTRACTS
--------------------------------------------------------------------------------

                               December 31, 2004

   Contracts                                          Contract
  (100 shares                                 Strike Expiration Appreciation/
     each)               Security             Price     Date    (Depreciation)
  ----------------------------------------------------------------------------

                                 COVERED CALLS
      150     Amerada Hess Corp..............  $ 90  Jan     05   $  18,239
      150     Arch Coal Inc..................   40   Jan     05      11,550
      200     Burlington Resources Inc.......   40   Jan     05     (56,601)
      200     ConocoPhillips.................   80   Jan     05    (112,601)
      250     Equitable Resources Inc........   55     Mar 05      (116,946)
      100     Keyspan Corp...................   40   Feb     05       4,477
      250     Pioneer Natural Resources Co...   35   Mar     05     (11,051)
      150     Royal Dutch Petroleum Co.......   55   Jan     05     (25,850)
      100     Total S.A......................  105   Feb     05     (40,301)
     -----                                                        ---------
     1,550                                                         (329,084)
     -----                                                        ---------

                              COLLATERALIZED PUTS
      150     ChevronTexaco Corp.............   50   Mar     05         900
      100     ConocoPhillips.................   70   Jan     05       8,700
      200     Consol Energy Inc..............   30   Jan     05      25,399
      100     GlobalSantaFe Corp.............   25   Apr     05       7,700
      85      Martin Marietta Materials, Inc.   45   Apr     05       4,420
      100     Murphy Oil Corp................   60   Jan     05      11,100
      135     Murphy Oil Corp................   65   Jan     05      13,116
      100     Noble Energy, Inc..............   50   Jan     05      11,700
      250     Precision Drilling Corp........   45   Mar     05       9,600
      100     Precision Drilling Corp........   55   Jan     05      25,599
      150     Schlumberger Ltd...............   50   Jan     05      14,550
     -----                                                        ---------
     1,470                                                          132,784
     -----                                                        ---------
                                                                  $(196,300)
                                                                  =========


16

                        CHANGES IN PORTFOLIO SECURITIES
--------------------------------------------------------------------------------

                During the Three Months Ended December 31, 2004
                                  (unaudited)

                                                                    Shares
                                                   -----------------------------------------
                                                                                   Held
                                                    Additions     Reductions   Dec. 31, 2004
--------------------------------------------------------------------------------------------
ChevronTexaco Corp................................   85,000                       625,000
Consol Energy Inc.................................  158,700                       158,700
Devon Energy Corp.................................  198,720/(1)/                  397,440
GlobalSantaFe Corp................................   55,000                       255,000
Martin Marietta Materials, Inc....................   66,400                        66,400
Murphy Oil Corp...................................  107,700                       172,700
Nabors Industries Ltd.............................   40,000                       215,000
Noble Energy, Inc.................................   30,000                       215,000
OfficeMax, Inc....................................  285,013/(2)/                  285,013
Williams Companies, Inc...........................  120,000/(3)/                  320,000
Arch Coal Inc.....................................                 56,000         100,000
Boise Cascade Corp. 7.5% ACES due 2004............                 51,000/(2)/      --
Boise Cascade Corp................................                205,000/(2)/      --
Keyspan Corp......................................                 31,500         188,500
"Shell" Transpsort and Trading Co., plc ADR.......                 85,000           --
Total S.A. ADR....................................                 10,000         130,000
Williams Companies, Inc. 9.0% FELINE PACS due 2005                120,000/(3)/      --

--------
/(1)/By stock split.
/(2)/ Effective November 1, 2004, Boise Cascade Corp. changed its company name to OfficeMax, Inc. Also received, by conversion, 80,013 shares of OfficeMax, Inc. for shares of Boise Cascade Corp. 7.5% ACES owned.
/(3)/ Received one share and $1.47 cash for each share of Williams Companies, Inc. 9.0% FELINE PACS owned.

                                                                             17

            REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
--------------------------------------------------------------------------------



To the Board of Directors and Stockholders of Petroleum & Resources Corporation:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Petroleum & Resources Corporation (hereafter referred to as the "Corporation") at December 31, 2004, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Corporation's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2004 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Baltimore, Maryland
January 13, 2005
                           -------------------------

                                 Common Stock
                     Listed on the New York Stock Exchange
                           and the Pacific Exchange

                       Petroleum & Resources Corporation
            Seven St. Paul Street, Suite 1140, Baltimore, MD 21202
                       (410) 752-5900 or (800) 638-2479
                           Website: www.peteres.com
                          E-mail: contact@peteres.com
                      Counsel: Chadbourne & Parke L.L.P.
   Independent Registered Public Accounting Firm: PricewaterhouseCoopers LLP
        Transfer Agent & Registrar: American Stock Transfer & Trust Co.
                 Custodian of Securities: The Bank of New York

18

                               OTHER INFORMATION
--------------------------------------------------------------------------------


STATEMENT ON QUARTERLY FILING OF COMPLETE PORTFOLIO SCHEDULE

In addition to publishing its complete schedule of portfolio holdings in the First and Third Quarter Reports to shareholders, the Corporation also files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Corporation's Forms N-Q are available on the Commission's website at www.sec.gov. The Corporation's Forms N-Q may be reviewed and copied at the Commission's Public Reference Room, and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The Corporation also posts its Forms N-Q on its website at: www.peteres.com, under the heading "Financial Reports".

ANNUAL CERTIFICATION

The Corporation's CEO has submitted to the New York Stock Exchange the annual CEO certification as required by Section 303A.12(a) of the NYSE Listed Company Manual.

PROXY VOTING POLICIES AND RECORD

A description of the policies and procedures that the Corporation uses to determine how to vote proxies relating to portfolio securities owned by the Corporation and information as to how the Corporation voted proxies relating to portfolio securities during the 12 month period ended June 30, 2004 are available (i) without charge, upon request, by calling the Corporation's toll free number at (800) 638-2479; (ii) on the Corporation's website by clicking on "Corporate Information" heading on the website; and (iii) on the Securities and Exchange Commission's website at http//www.sec.gov.

FORWARD-LOOKING STATEMENTS

This report contains "forward-looking statements" within the meaning of the Securities Act of 1933 and the Securities Exchange Act of 1934. By their nature, all forward-looking statements involve risks and uncertainties, and actual results could differ materially from those contemplated by the forward-looking statements. Several factors that could materially affect the Corporation's actual results are the performance of the portfolio of stocks held by the Corporation, the conditions in the U.S. and international financial, petroleum and other markets, the price at which shares of the Corporation will trade in the public markets, and other factors discussed in the Corporation's periodic filings with the Securities and Exchange Commission.

PRIVACY POLICY

In order to conduct its business, Petroleum & Resources Corporation collects and maintains certain nonpublic personal information about our stockholders of record with respect to their transactions in shares of our securities. This information includes the stockholder's address, tax identification or Social Security number, share balances, and dividend elections. We do not collect or maintain personal information about stockholders whose shares of our securities are held in "street name" by a financial institution such as a bank or broker.

We do not disclose any nonpublic personal information about you, our other stockholders or our former stockholders to third parties unless necessary to process a transaction, service an account or as otherwise permitted by law.

To protect your personal information internally, we restrict access to nonpublic personal information about our stockholders to those employees who need to know that information to provide services to our stockholders. We also maintain certain other safeguards to protect your nonpublic personal information.

 This report, including the financial statements herein, is transmitted to the stockholders of Petroleum & Resources Corporation for their information. It is not a prospectus, circular or representation intended for use in the purchase or sale of shares of the Corporation or of any securities mentioned in the report. The rates of return will vary and the principal value of an investment will fluctuate. Shares, if sold, may be worth more or less than their original cost. Past performance is not indicative of future investment results.

                                                                             19

                     SHAREHOLDER INFORMATION AND SERVICES
--------------------------------------------------------------------------------


WE ARE OFTEN ASKED --

How do I invest in Petroleum & Resources?

Petroleum & Resources Common Stock is listed on the New York Stock Exchange and Pacific Exchange. The stock's ticker symbol is "PEO" and may be bought and sold through registered investment security dealers. Your broker will be able to assist you in this regard. In addition, stock may be purchased through our transfer agent, American Stock Transfer & Trust Company's INVESTORS CHOICE Plan (see page 21).

Where do I get information on the stock's price, trading and/or net asset value?

The daily net asset value (NAV) per share and closing market price may be obtained from our website at www.peteres.com. The daily NAV is also available on the NASDAQ Mutual Fund Quotation System under the symbol XPEOX. The week-ending NAV is published on Saturdays in various newspapers and on Mondays in The Wall Street Journal in a table titled "Closed-End Funds." The table compares the net asset value at the close of the week's last business day to the market price of the shares, and shows the amount of the discount or premium.

Petroleum's daily trading is shown in the stock tables of most daily newspapers, usually with the abbreviated form "PetRs." Local newspapers determine, usually by volume of traded shares, which securities to list. If your paper does not carry our listing, please telephone the Corporation at
(800) 638-2479 or visit our website.

How do I replace a lost certificate(s) or how do I correct a spelling error on my certificate?

Your Petroleum stock certificates are valuable documents and should be kept in a safe place. For tax purposes, keep a record of each certificate, including the cost or market value of the shares it covers at the time acquired. If a certificate is lost, destroyed or stolen, notify the transfer agent immediately so a "stop transfer" order can be placed on the records to prevent an unauthorized transfer of your certificate. The necessary forms and requirements to permit the issuance of a replacement certificate will then be sent to you. A certificate can be replaced only after the receipt of an affidavit regarding the loss accompanied by an open surety bond, for which a small premium is paid by the stockholder.

In the event a certificate is issued with the holder's name incorrectly spelled, a correction can only be made if the certificate is returned to the transfer agent with instructions for correcting the error. Transferring shares to another name also requires that the certificate be forwarded to the transfer agent with the appropriate assignment forms completed and the signature of the registered owner Medallion guaranteed by a bank or member firm of The New York Stock Exchange, Inc.

Is direct deposit of my dividend checks available?

Yes, our transfer agent offers direct deposit of your interim dividend checks. You can request direct deposit with American Stock Transfer either on-line or by calling them at the phone number provided on page 21. At this time, AST does not offer direct deposit of your year-end distribution checks. We have been advised by AST that it will be able to offer this service for the 2005 year-end distribution.

Who do I notify of a change of address?

The transfer agent.

We go to Florida (Arizona) every winter. How do we get our mail from Petroleum & Resources?

The transfer agent can program a seasonal address into its system; simply send the temporary address and the dates you plan to be there to the transfer agent.

I want to give shares to my children, grandchildren, etc., as a gift. How do I go about it?

Giving shares of Petroleum is simple and is handled through our transfer agent. The stock transfer rules are clear and precise for most forms of transfer. They will vary slightly depending on each transfer, so write to the transfer agent stating the exact intent of your gift plans and the transfer agent will send you the instructions and forms necessary to effect your transfer.

20

               SHAREHOLDER INFORMATION AND SERVICES (CONTINUED)
--------------------------------------------------------------------------------



DIVIDEND PAYMENT SCHEDULE

The Corporation presently pays dividends four times a year, as follows: (a) three interim distributions on or about March 1, June 1, and September 1 and
(b) a "year-end" distribution, payable in late December, consisting of the estimated balance of the net investment income for the year and the net realized capital gain earned through October 31. Stockholders may elect to receive the year-end distribution in stock or cash. In connection with this distribution, all stockholders of record are sent a dividend announcement notice and an election card in mid-November.

Stockholders holding shares in "street" or brokerage accounts may make their elections by notifying their brokerage house representative.

INVESTORS CHOICE

INVESTORS CHOICE is a direct stock purchase and sale plan, as well as a dividend reinvestment plan, sponsored and administered by our transfer agent, American Stock Transfer & Trust Company (AST). The plan provides registered stockholders and interested first time investors an affordable alternative for buying, selling, and reinvesting in Petroleum & Resources shares.

The costs to participants in administrative service fees and brokerage commissions for each type of transaction are listed below.

                Initial Enrollment and
                 Optional Cash Investments
                Service Fee                 $2.50 per investment
                Brokerage Commission             $0.05 per share

                Reinvestment of Dividends*
                Service Fee                2% of amount invested
                               (maximum of $2.50 per investment)
                Brokerage Commission             $0.05 per share

                Sale of Shares
                Service Fee                               $10.00
                Brokerage Commission             $0.05 per share

                Deposit of Certificates for safekeeping    $7.50
                Book to Book Transfers                  Included

To transfer shares to another participant or to a new participant

Fees are subject to change at any time.
Minimum and Maximum Cash Investments

              Initial minimum investment (non-holders)    $500.00
              Minimum optional investment
               (existing holders)                          $50.00
              Electronic Funds Transfer
               (monthly minimum)                           $50.00
              Maximum per transaction                  $25,000.00
              Maximum per year                               NONE

A brochure which further details the benefits and features of INVESTORS CHOICE as well as an enrollment form may be obtained by contacting AST.

For Non-Registered Shareholders

For shareholders whose stock is held by a broker in "street" name, the AST INVESTORS CHOICE Direct Stock Purchase and Sale Plan remains available through many registered investment security dealers. If your shares are currently held in a "street" name or brokerage account, please contact your broker for details about how you can participate in AST's Plan or contact AST.

                                  ----------

                                The Corporation
                       Petroleum & Resources Corporation
                            Lawrence L. Hooper, Jr.
                 Vice President, General Counsel and Secretary
            Seven St. Paul Street, Suite 1140, Baltimore, MD 21202
                                (800) 638-2479
                           Website: www.peteres.com
                          E-mail: contact@peteres.com

                              The Transfer Agent
                    American Stock Transfer & Trust Company
                       Address Shareholder Inquiries to:
                       Shareholder Relations Department
                                59 Maiden Lane
                              New York, NY 10038
                                (866) 723-8330
                           Website: www.amstock.com
                           E-mail: info@amstock.com

                       Investors Choice Mailing Address:
                       Attention: Dividend Reinvestment
                                 P.O. Box 922
                              Wall Street Station
                              New York, NY 10269
                         Website: www.InvestPower.com
                         E-mail: info@InvestPower.com

*The year-end dividend and capital gain distribution will usually be made in newly issued shares of common stock. There are no fees or commissions in connection with this dividend and capital gain distribution when made in newly issued shares.

                                                                             21

                        HISTORICAL FINANCIAL STATISTICS
--------------------------------------------------------------------------------


                                                  Dividends  Distributions
                                                   From Net    From Net
                                       Net Asset  Investment   Realized
               Value of      Shares      Value      Income       Gains
     Dec. 31  Net Assets  Outstanding* Per Share* Per Share*  Per Share*
     ---------------------------------------------------------------------
      1990   $308,599,851  16,189,934    $19.06      $.73        $ .83
      1991    314,024,187  16,778,358     18.71       .61          .82
      1992    320,241,282  17,369,255     18.44       .51          .82
      1993    355,836,592  18,010,007     19.76       .55          .87
      1994    332,279,398  18,570,450     17.89       .61          .79
      1995    401,404,971  19,109,075     21.01       .58          .81
      1996    484,588,990  19,598,729     24.73       .55          .88
      1997    556,452,549  20,134,181     27.64       .51         1.04
      1998    474,821,118  20,762,063     22.87       .52         1.01
      1999    565,075,001  21,471,270     26.32       .48         1.07
      2000    688,172,867  21,053,644     32.69       .39         1.35
      2001    526,491,798  21,147,563     24.90       .43         1.07
      2002    451,275,463  21,510,067     20.98       .43          .68
      2003    522,941,279  21,736,777     24.06       .38          .81
      2004    618,887,401  21,979,676     28.16       .44          .88

--------
*Adjusted for 3-for-2 stock split effected in October 2000.


22

                              BOARD OF DIRECTORS
--------------------------------------------------------------------------------



                                                                                  Number of
                                                                                  Portfolios
                                                                                  in Fund
                          Position  Term   Length                                 Complex
Personal                  Held with of     of Time Principal Occupations          Overseen    Other
Information               the Fund  Office Served  During the Last 5 Years        by Director Directorships
-------------------------------------------------------------------------------------------------------------------------
Independent Directors

 Enrique R. Arzac, Ph.D.  Director   One    Since  Professor of Finance and       Two         Director of The Adams
 7 St. Paul Street,                  Year   1987   Economics, formerly Vice                   Express Company and Credit
 Suite 1140                                        Dean of Academic Affairs of                Suisse Asset Management
 Baltimore, MD 21202                               the Graduate School of                     Funds (8 funds) (investment
 Age 63                                            Business, Columbia University.             companies).
-------------------------------------------------------------------------------------------------------------------------
 Phyllis O. Bonanno       Director   One    Since  President & CEO of             Two         Director of The Adams
 7 St. Paul Street,                  Year   Nov.   International Trade Solutions,             Express Company
 Suite 1140                                 2003   Inc. (consultants). Formerly               (investment company), Borg-
 Baltimore, MD 21202                               President of Columbia College,             Warner Inc. (industrial),
 Age 61                                            Columbia, South Carolina, and              Mohawk Industries Inc.
                                                   Vice President of Warnaco Inc.             (carpets and flooring), The
                                                   (apparel).                                 Canadian-American Business
                                                                                              Council, and Board of
                                                                                              Advisors for APTE, Inc.
                                                                                              (software).
-------------------------------------------------------------------------------------------------------------------------
 Daniel E. Emerson        Director   One    Since  Chairman, The National         Two         Director of The Adams
 7 St. Paul Street,                  Year   1987   YMCA Fund Inc. Retired                     Express Company
 Suite 1140                                        Executive Vice President of                (investment company).
 Baltimore, MD 21202                               NYNEX Corp.
 Age 80                                            (communications), Retired
                                                   Chairman of The Board of both
                                                   NYNEX Information
                                                   Resources Co. and NYNEX
                                                   Mobile Communications Co.
                                                   Previously Executive Vice
                                                   President and Director of New
                                                   York Telephone Company.
-------------------------------------------------------------------------------------------------------------------------
 Thomas H. Lenagh         Director   One    Since  Financial Advisor, Chairman of Two         Director of The Adams
 7 St. Paul Street,                  Year   1987   the Board, Photonics Product               Express Company and
 Suite 1140                                        Group (crystals). Formerly                 Cornerstone Funds, Inc.
 Baltimore, MD 21202                               Chairman of the Board and                  (3 funds) (investment
 Age 86                                            CEO of Greiner Engineering                 companies).
                                                   Inc. (formerly Systems
                                                   Planning Corp.) (consultants),
                                                   and Chief Investment Officer
                                                   of the Ford Foundation
                                                   (charitable foundation).
-------------------------------------------------------------------------------------------------------------------------
 W. D. MacCallan          Director   One    Since  Retired Chairman of the Board  Two         Director of The Adams
 7 St. Paul Street,                  Year   1971   and CEO of the Corporation                 Express Company
 Suite 1140                                        (since 1991) and The Adams                 (investment company).
 Baltimore, MD 21202                               Express Company (since 1991).
 Age 77                                            Formerly consultant to the
                                                   Corporation and The Adams
                                                   Express Company.
-------------------------------------------------------------------------------------------------------------------------

 Kathleen T. McGahran,    Director   One    Since  Principal & Director of Pelham Two         Director of The Adams
 Ph.D., J.D., C.P.A                  Year   Nov.   Associates, Inc. (executive                Express Company
 7 St. Paul Street,                         2003   education), Adjunct Associate              (investment company).
 Suite 1140                                        Professor, Columbia Executive
 Baltimore, Md 21202                               Education, Graduate School of
 Age 54                                            Business, Columbia University.
                                                   Formerly Associate Dean and
                                                   Director of Executive
                                                   Education, and Associate
                                                   Professor, Columbia
                                                   University.
-------------------------------------------------------------------------------------------------------------------------


                                                                             23

                        BOARD OF DIRECTORS (CONTINUED)
--------------------------------------------------------------------------------


                                                                                          Number of
                                                                                          Portfolios
                                                                                          in Fund
                         Position  Term   Length                                          Complex
Personal                 Held with of     of Time  Principal Occupations                  Overseen    Other
Information              the Fund  Office Served   During the Last 5 Years                by Director Directorships
------------------------------------------------------------------------------------------------------------------------------
Independent Directors (continued)

 W. Perry Neff, J.D.     Director   One   Since    Private Financial Consultant.              Two     Director of The Adams
 7 St. Paul Street,                 Year  1971     Retired Executive Vice President of                Express Company
 Suite 1140                                        Chemical Bank.                                     (investment company).
 Baltimore, MD 21202
 Age 77
------------------------------------------------------------------------------------------------------------------------------
 Landon Peters           Director   One   Since    Private Investor. Former Investment        Two     Director of The Adams
 7 St. Paul Street,                 Year  1987     Manager, YMCA Retirement Fund.                     Express Company
 Suite 1140                                        Formerly Executive Vice President                  (investment company).
 Baltimore, MD                                     and Treasurer and prior thereto Senior
 21202                                             Vice President and Treasurer of The
 Age 74                                            Bank of New York.
------------------------------------------------------------------------------------------------------------------------------
 John J. Roberts         Director   One   Since    Senior Advisor, formerly Vice--            Two     Director of The Adams
 7 St. Paul Street,                 Year  1987     Chairman External Affairs,                         Express Company
 Suite 1140                                        American International Group, Inc.                 (investment company) and
 Baltimore, MD                                     (insurance). Formerly Chairman and                 Honorary Director of
 21202                                             CEO of American International                      American International
 Age 82                                            Underwriters Corporation.                          Group, Inc.
                                                   Previously President of American
                                                   International Underwriters
                                                   Corporation-U.S./ Overseas
                                                   Operations.
------------------------------------------------------------------------------------------------------------------------------
 Susan C. Schwab, Ph.D.  Director   One   Since    President/CEO, University System           Two     Director of The Adams
 7 St. Paul Street,                 Year  2000     of Maryland Foundation. Former                     Express Company
 Suite 1140                                        Dean, School of Public Policy at the               (investment company) and
 Baltimore, MD                                     University of Maryland, College                    Calpine Corp. (energy).
 21202                                             Park. Previously Director of
 Age 49                                            Corporate Business Development at
                                                   Motorola, Inc. (electronics).
------------------------------------------------------------------------------------------------------------------------------
 Robert J. M. Wilson     Director   One   Since    Retired President of the Corporation       Two     Director of The Adams
 7 St. Paul Street,                 Year  1975     (since 1986) and retired President of              Express Company
 Suite 1140                                        The Adams Express Company                          (investment company).
 Baltimore, MD                                     (since 1986).
 21202
 Age 84
------------------------------------------------------------------------------------------------------------------------------

Interested Director

 Douglas G. Ober         Director,  One   Director Chairman & CEO of the                      Two     Director of The Adams
 7 St. Paul Street,      Chairman,  Year  since    Corporation and The Adams                          Express Company
 Suite 1140              President        1989;    Express Company.                                   (investment company).
 Baltimore, MD           and CEO          Chairman
 21202                                    of the
 Age 58                                   Board
                                          since
                                          1991
------------------------------------------------------------------------------------------------------------------------------

24

                       PETROLEUM & RESOURCES CORPORATION
--------------------------------------------------------------------------------

                              Board Of Directors

             Enrique R. Arzac/(1)(2) /  W. Perry Neff/(2)(4)/

             Phyllis O. Bonanno/(1)(3)/ Douglas G. Ober/(1)/

             Daniel E. Emerson/(1)(3) / Landon Peters/(2)(3)/

             Thomas H. Lenagh/(1)(4) /  John J. Roberts/(1)/

             W.D. MacCallan/(3)(4) /    Susan C. Schwab/(2)(4)/

             Kathleen T.                Robert J.M. Wilson/(1)(3)/
               McGahran/(2)(4)/

                       --------
                     /(1)/ Member of Executive Committee
                     /(2)/ Member of Audit Committee
                     /(3)/ Member of Compensation Committee
                     /(4)/ Member of Retirement Benefits Committee


                                   Officers

             Douglas G. Ober            Chairman, President
                                          and Chief Executive
                                          Officer

             Joseph M. Truta            Executive Vice President

             Lawrence L. Hooper, Jr.    Vice President, General
                                          Counsel and Secretary

             Maureen A. Jones           Vice President, Chief
                                          Financial Officer and
                                          Treasurer

             Nancy J.F. Prue            Vice President -- Research

             Christine M. Sloan         Assistant Treasurer

             Geraldine H. Pare          Assistant Secretary

Item 2. Code of Ethics.

On June 12, 2003, the Board of Directors adopted a code of ethics that applies to registrant's principal executive officer and principal financial officer. The code of ethics is available on registrant's website at: www.peteres.com. Since the code of ethics was adopted there have been no
amendments  to  it  nor  have  any  waivers  from  any   its
provisions been granted.

Item 3. Audit Committee Financial Expert.

The  board of directors has determined that at least one  of
the   members  of  registrant's  audit  committee  meets  the
definition of audit committee financial expert as that term is defined by the Securities and Exchange Commission. The two directors on the registrant's audit committee whom the board of directors have determined meet such definition are Enrique R. Arzac and Kathleen T. McGahran, both of whom are independent pursuant to paragraph (a)(2) of this Item.

Item 4. Principal Accountant Fees and Services.

  (a)  Audit Fees. The aggregate fees billed for professional
     services   rendered   by   its  independent   auditors,
     PricewaterhouseCoopers LLP, for the audits of the Companys annual and semi-annual financial statements for 2004 and 2003 were $47,142 and $46,162, respectively.

  (b) Audit Related Fees. There were no audit-related fees in 2004 and 2003.

  (c) Tax Fees. The aggregate fees billed to registrant for professional services rendered by PricewaterhouseCoopers LLP for the review of registrant's excise tax calculations and preparations of federal, state and excise tax returns for 2004 and 2003 were $8,524 and $7,038, respectively.

  (d) All Other Fees. The aggregate fees billed to registrant by PricewaterhouseCoopers LLP other than for the services referenced above for 2004 and 2003 was $0.

  (e)   (1) Audit Committee Pre-Approval Policy. As of 2004,
     all   services  to  be  performed  for  registrant   by
     PricewaterhouseCoopers LLP must be pre-approved by the audit committee. All services performed in 2004 were pre-approved by the committee.

  (2) Not applicable.

  (f) Not applicable.

  (g) The aggregate fees billed by PricewaterhouseCoopers LLP for non-audit professional services rendered to registrant for 2004 and 2003 were $8,524 and $7,038, respectively.

  (h) The registrant's audit committee has considered the provision by PricewaterhouseCoopers LLP of the non-audit services described above and found that they are compatible with maintaining PricewaterhouseCoopers LLPs independence.

Item 5. Audit Committee of Listed registrant's.

      (a) The registrant has a standing audit committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934. The members of the audit committee are: Enrique R. Arzac, chairman, Kathleen T. McGahran, W. Perry Neff, Landon Peters and Susan C. Schwab.

  (B) Not applicable.

Item 6. Schedule of Investments - This schedule is included as part of the report to shareholders filed under Item 1 of this form.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

PROXY VOTING POLICIES & PROCEDURES

Petroleum & Resources Corporation (Petroleum) follows long-standing general guidelines for the voting of portfolio company proxies and takes very seriously its responsibility to vote all such proxies. The portfolio company proxies are evaluated by our research staff and voted by our portfolio management team, and we annually provide the Board of Directors with a report on how proxies were voted during the previous year. We do not use an outside service to assist us in voting our proxies.

As an internally-managed investment company, Petroleum uses its own staff of research analysts and portfolio managers. In making the decision to invest in a company for the portfolio, among the factors the research team analyzes is the integrity and competency of the companys management. We must be satisfied that the companies we invest in are run by managers with integrity. Therefore, having evaluated this aspect of our portfolio companies managements, we give significant weight to the recommendations of the companys management in voting on proxy issues.

We vote proxies on a case-by-case basis according to what we deem to be the best long-term interests of our shareholders. The key over-riding principle in any proxy vote is that stockholders be treated fairly and equitably by the portfolio companys management. In general, on the election of directors and on routine issues that we do not believe present the possibility of an adverse impact upon our investment, after reviewing whether applicable corporate governance requirements as to board and committee composition have been met, we will vote in accordance with the recommendations of the companys management. When we believe that the managements recommendation is not in the best interests of our stockholders, we will vote against that recommendation.

Our general guidelines for when we will vote contrary to the
recommendation   of   the  portfolio   company   managements
recommendation are:

Stock Options
Our general guideline is to vote against stock option plans that we believe are unduly dilutive of our stock holdings in the company. We use a general guideline that we will vote against any stock option plan that results in dilution in shares outstanding exceeding 4%. Most stock option plans are established to motivate and retain key employees and to reward them for their achievement. An analysis of a stock option plan can not be made in a vacuum but must be made in the context of the companys overall compensation scheme. In voting on stock option plans, we give consideration to whether the stock option plan is broad-based in the number of employees who are eligible to receive grants under the plan. We generally vote against plans that permit re-pricing of grants or the issuance of options with exercise prices below the grant date value of the companys stock.

Corporate Control/ Governance Issues

Unless we conclude that the proposal is favorable to our interests as a long-term shareholder in the company, we have a long-standing policy of voting against proposals to create a staggered board of directors. Staggered boards are used to help create a roadblock to a possible takeover of a company or to entrench incumbent management and board. In conformance with that policy, we will generally vote in favor of shareholder proposals to eliminate the staggered election of directors.

Unless we conclude that the proposal is favorable to our interests as a long-term shareholder in the company, our general policy is to vote against amendments to a companys charter that can be characterized as anti-takeover provisions. For example, we generally vote in favor of stockholder proposals to rescind or require a stockholder vote on anti-takeover provisions such as poison pills and the like.

With respect to so-called golden parachutes and other severance packages, it is our general policy to vote against proposals relating to future employment contracts that provide that compensation will be paid to any director, officer or employee that is contingent upon a merger or acquisition of the company.

We generally vote for proposals to require that the majority of a board of directors consist of independent directors and vote against proposals to establish a retirement plan for non-employee directors.

We have found that most stockholder proposals relating to social issues focus on very narrow issues that either fall within the authority of the companys management, under the oversight of its board of directors, to manage the day-to-day operations of the company or concern matters that are more appropriate for global solutions rather than company-specific ones. We consider these proposals on a case-by-case basis but usually are persuaded managements position is reasonable and vote in accordance with managements recommendation on these types of proposals.

Item 8. Portfolio Managers of Closed-End Management Investment
Companies.

This disclosure requirement, which is effective for annual reports for fiscal years ending on or after December 31, 2005, is not applicable to Registrant at this time.

Item   9.  Purchases  of  Equity  Securities  by  Closed-End
Management Investment Company and Affiliated Purchasers.

                                                 Maximum
                                     Total      Number (or
                                   Number of   Approximate
                                  Shares (or   Dollar Value)
             Total                  Units)    of Shares (or
             Number               Purchased    Units) that
               of      Average    as Part of   May Yet Be
             Shares     Price      Publicly     Purchased
              (or      Paid per   Announced     Under the
             Units)   Share (or    Plans or     Plans or
Period(2)  Purchased    Unit)      Programs     Programs
--------   ---------  ---------   ---------    ---------
Jul. 2004    32,200    $ 24.35      32,200       977,683
Aug. 2004         0         --           0       977,683
Sep. 2004    13,800    $ 24.73      13,800       963,883
Oct. 2004         0         --           0       963,683
Nov. 2004    21,400    $ 26.20      21,400       942,483
Dec. 2004    15,400    $ 25.83      15,400     1,065,346
--------   ---------  ---------   ---------    ---------
Total        82,800(1) $ 25.17      82,800(2)  1,065,346(2)

(1) There were no shares purchased other than through a publicly announced plan or program.
(2.a) The Plan was announced on December 11, 2003 and was reapproved on December 9, 2004.
(2.b) The share amount approved in 2003 was 5% of outstanding shares, or approximately 1,064,333 shares, and in 2004 was 5% of outstanding shares, or approximately 1,080,746 shares.
(2.c) The Plan will expire on or about December 9, 2005.
(2.d) None.
(2.e) None.

Item 10. Submission of Matters to a Vote of Security Holders.

There were no material changes to the procedures by which shareholders may recommend nominees to the registrant's board of directors made or implemented after the registrant last provided disclosure in response to the requirements of
Item 7(d)(2)(ii)(G) of Schedule 14A (17 CFR 240.14a-101), or
this Item.

Item 11. Controls and Procedures.

Conclusions of principal officers concerning controls and procedures.

  (a) As of February 11, 2005, an evaluation was performed under the supervision and with the participation of the officers of registrant, including the principal executive officer (PEO) and principal financial officer (PFO), of the
effectiveness   of  registrant's  disclosure   controls   and
procedures.   Based  on  that  evaluation,  the  registrant's
officers, including the PEO and PFO, concluded that, as of February 11, 2005, the registrant's disclosure controls and procedures were reasonably designed so as to ensure that material information relating to the registrant is made known to the PEO and PFO.

   (b) There have been no significant changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of
1940   (17   CFR  270.30a-3(d))  that  occurred  during  the
registrant's  last  fiscal  half-year  that  has   materially
affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 12. Exhibits.

       (1)   Not   applicable. See Registrant's response  to
Item 2, above.

       (2) The certifications of the PEO and PFO pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 are attached hereto as Exhibit 99 CERT.

(c)   The certifications of the PEO and PFO pursuant to Rule
30a-2(b) under the Investment Company Act of 1940 are attached hereto as Exhibit 99.906 CERT.


Signatures:

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

       PETROLEUM & RESOURCES CORPORATION

BY: /s/ Douglas G. Ober
        -----------------------
        Douglas G. Ober
        Chief Executive Officer
	(Principal Executive Officer)

Date:   February 11, 2005

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


BY: /s/ Douglas G. Ober
        -----------------------
        Douglas G. Ober
        Chief Executive Officer
	(Principal Executive Officer)

Date:   February 11, 2005


BY: /s/ Maureen A. Jones
        -----------------------
        Maureen A. Jones
        Vice President, Chief Financial Officer and Treasurer
	(Principal Financial Officer)

Date:   February 11, 2005